Exhibit 99.34

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-F

KEY PERFORMANCE FACTORS
November 30, 1999



Expected B Maturity 9/15/05


Blended Coupon 5.6865%


Excess Protection Level
3 Month Average   5.86%
November, 1999   5.80%
October, 1999   6.09%
September, 1999   5.71%


Cash Yield18.38%


Investor Charge Offs 4.89%


Base Rate 7.69%


Over 30 Day Delinquency 5.02%


Seller's Interest 8.52%


Total Payment Rate14.09%


Total Principal Balance$48,461,894,441.68


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,130,074,923.19